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                             SEPARATE ACCOUNT TEN OF
                        INTEGRITY LIFE INSURANCE COMPANY

                         SUPPLEMENT DATED APRIL 20, 2001
                         TO PROSPECTUS DATED MAY 1, 2000
                         AS SUPPLEMENTED MARCH 15, 2001


CHANGE IN CONTROL OF SUB-ADVISER

     On April 18, 2001, National Asset Management Corporation (NAM), investment sub-adviser to the March, June, September and December Divisions of Separate Account Ten of Integrity Life Insurance Company, completed its merger with a wholly owned subsidiary of AMVESCAP PLC, which is headquartered in Atlanta and London and is the largest publicly traded asset management firm in the world. NAM's business is now conducted by INVESCO, Inc.'s National Asset Management division.

     Under the Investment Company Act of 1940, the merger resulted in an "assignment" of the existing sub-advisory agreement between NAM and the Divisions' investment adviser, Touchstone Advisers, Inc., and, consequently, the automatic termination of the sub-advisory agreement at the closing of the merger. Because the contract owners of Separate Account Ten did not approve a new sub-advisory agreement prior to the closing of the merger, the Board of Managers approved an interim sub-advisory agreement that will be effective until the contract owners approve a new sub-advisory agreement. The terms of the interim sub-advisory agreement are substantially the same as the terms of the prior sub-advisory agreement. The merger is not expected to affect the daily operations of the Divisions or the investment management activities of the Divisions' investment adviser.